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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.



Date of Report (Date of earliest event reported):  DECEMBER 6, 1994


                        Commission File Number:  0-18309
                              ____________________

                        MARINE DRILLING COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


                         TEXAS                                       74-2558926
            (State or other jurisdiction of                       (I.R.S. Employer
            incorporation or organization)                     Identification Number)


14141 SOUTHWEST FREEWAY, SUITE 2500, SUGAR LAND, TEXAS               77478-3435
       (Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number, including area code:    (713) 491-2002



________________________________________________________________________________
                   (Former name if changed since last report)


________________________________________________________________________________
                 (Former address if changed since last report)

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ITEM 5.           OTHER EVENTS

                  A. On December 2, 1994, the Company announced the acquisition of the Nordic Explorer (to be renamed the MARINE 201) jack-up drilling rig.

                  B. On December 2, 1994, the Company announced the closing of a new $35 million credit facility with The CIT Group/Capital Equipment Financing, Inc.




ITEM 7(c).        EXHIBITS

                  Exhibit
                  Number        Description
                  ------        -----------
                   99.5         Press release dated December 2, 1994 regarding
                                closing of Nordic Explorer purchase.

                   99.6 Press release dated December 2, 1994 regarding completion of CIT financing facility.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MARINE DRILLING COMPANIES, INC.
                                      (Registrant)



Date: December 6, 1994                By:  /s/ William H. Flores
                                           William H. Flores
                                           Senior Vice President -
                                           Chief Financial Officer and Director
                                           (Principal Financial Officer)



Date: December 6, 1994                By:  /s/ Joan R. Smith
                                           Joan R. Smith
                                           Vice President, Controller and
                                           Secretary
                                           (Principal Accounting Officer)





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                               INDEX TO EXHIBITS


                                                                                                             SEQUENTIALLY
 EXHIBIT                                                                                                        NUMBERED
  NUMBER                                   EXHIBITS                                                              PAGE
 -------                                   --------                                                          ------------
   99.5                   Press release dated December 2, 1994 regarding
                          closing of Nordic Explorer purchase.

   99.6 Press release dated December 2, 1994 regarding completion of CIT financing facility.





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